Digital Assets Purchase Option	6 Months Ended
Jun. 30, 2026
Digital Assets Purchase Option [Abstract]
DIGITAL ASSETS PURCHASE OPTION

NOTE 7 – DIGITAL ASSETS PURCHASE OPTION

On March 15, 2026, the Company and the RAIN Foundation amended the RAIN Option to extend its contractual expiration date from December 1, 2026 to December 31, 2027. No other material terms of the RAIN Option were modified.

The Company evaluated the amendment in accordance with ASC 815 and concluded that the modification represents a continuation of the existing derivative instrument. Accordingly, the impact of the extension was reflected in the fair value measurement as of the modification date.

The fair value of the RAIN Option continues to be determined in accordance with ASC 820 using a Black-Scholes valuation model. The valuation incorporates observable market inputs, including the quoted market price of RAIN and market-derived measures of expected volatility based on available trading data.

As of June 30, 2026, the RAIN Option was classified within Level 2 of the fair value hierarchy, as the valuation is based primarily on observable inputs.

The following key assumptions were used in the valuation of the RAIN Option:

	June 30,	December 31,
	2026	2025
Risk-free interest rate	4.1%	3.5%
Expected volatility	131%	184%
RAIN market price (per token)	$0.015762	$0.008006
Remaining contractual term (years)	1.50	0.92
Exercise price	$0.0033	$0.0033

The fair value of the RAIN Option is highly sensitive to changes in the market price of RAIN and expected volatility.

The following table presents a roll-forward of the RAIN Option asset measured using Level 2 inputs:

	Three months ended		Six months ended
	June 30,		June 30,
(in thousands)	2026	2025	2026	2025

Balance at beginning of period	$1,790,008	$-	$1,708,789	$-
Fair value upon initial recognition		-		-
Change in fair value recognized in earnings	1,862,461	-	1,943,680	-
Settlements / conversions	(17,732)	-	(17,732)	-
Balance at end of period (fair value)	$3,634,737	$-	$3,634,737	$-